SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2024
_________________________
INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5500 Wayzata Blvd., Suite 1600
Golden Valley, Minnesota 55416
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 30, 2024, Marilyn Carlson Nelson, Chair of the Board of Directors (the “Board”) of Inspire Medical Systems, Inc. (the “Company”), notified the Company of her decision to retire from the Board and not stand for re-election at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) scheduled to occur on May 2, 2024. Ms. Nelson’s retirement will become effective at the conclusion of the 2024 Annual Meeting. Ms. Nelson’s decision to retire and not stand for re-election was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On February 5, 2024, the Company announced that the Board has appointed Chief Executive Officer Timothy P. Herbert to the additional role of Board Chair, succeeding Ms. Nelson, to be effective at the conclusion of the 2024 Annual Meeting. Mr. Herbert’s decades of expertise in the medical device industry as well as his deep understanding of the business that he founded make him uniquely qualified to effectively manage the business, execute on the Company’s strategic priorities and lead the Board.
The Board has appointed Gary Ellis to the role of Lead Independent Director to be effective at the conclusion of the 2024 Annual Meeting. Mr. Ellis will continue to serve in his role as the Chair of the Company’s Nominating and Corporate Governance Committee.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of Inspire Medical Systems, Inc., dated February 5, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	February 5, 2024	By:	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel

3